SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                _______________

                                  FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               Peak TrENDS Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                Delaware                      51-0379787
  ---------------------------------------    -----------------------
  (State of Incorporation or Organization)   (I.R.S. Employer
                                              Identification no.)

           850 Library Avenue, Suite 204
           Newark, Delaware                         19715
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  (Address of Principal Executive Offices)         (Zip Code)

 If this form relates to the             If this form relates
 registration of a class of              to the registration of
 securities pursuant to section          securities pursuant to
 12(b) of the Exchange Act and is        Section 12(g) of the
 effective pursuant to General           Exchange Act and is
 Instruction A.(c)(2) please check       effective pursuant to
 the following box.  (X)                 General Instruction A.(d)
                                         please check the following
                                         box. ( )


 Securities to be registered pursuant to Section 12(b) of the Act:

                                         Name of each exchange
 Title of each class                     on which each class is
 to be so registered                     to be registered
 -------------------                     -----------------------
 Trust Enhanced Dividend Securities      American Stock Exchange


 Securities to be registered pursuant to Section 12(g) of the Act:


                                     None
 --------------------------------------------------------------------------
                               (Title of Class)



 ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

 The sections captioned "Investment Objective and Policies" and "The TrENDS" in the Registrant's preliminary prospectus dated May 12, 1998 forming a part of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (No. 333-49535) is incorporated herein by reference.

 ITEM 2. EXHIBITS.

 (I) The following exhibits have been filed with the Securities and Exchange Commission (the "Commission")

 (1)  Form of specimen Certificate of Trust Enhanced Dividend Securities.

 (2) Incorporated by reference is the Registrant's Registration Statement on Form N-2 (File Nos. 333-49535 and 811-08735) filed with the Securities and Exchange Commission on April 7, 1998 and Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 file with the Securities and Exchange Commission on May 12, 1998.

 (3) The Amended and Restated Declaration of Trust is incorporated by reference to Exhibit 2(a)(i) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 333-49535 and 811-08735) filed with the Securities and Exchange Commission on May 12, 1998.

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Peak TrENDS Trust
                                    -------------------------------------
                                         (Registrant)



 Date: May 11, 1998                 By:  /s/Donald J. Puglisi
                                        ---------------------------------
                                        Name:  Donald J. Puglisi
                                        Title: Managing Trustee